UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2012

Date of reporting period: May 31, 2012

Item 1. Report to Stockholders.

Tortoise MLP & Pipeline Fund

Investor Class (TORTX)
Institutional Class (TORIX)

2012 Semi-Annual Report
May 31, 2012

2	2012 Semi-Annual Report

June 15, 2012

Dear fellow shareholder,

We are even more enthused about the North American pipeline opportunity today than when we launched the fund a year ago. While Tortoise Capital Advisors has managed energy investments for the past decade, we developed the Tortoise MLP & Pipeline Fund (TORTX/ TORIX, collectively, the “Fund”), which invests primarily in equity securities of pipelines and master limited partnerships (MLPs), with two main objectives:

  Provide access to a significant opportunity in the broader North American pipeline market — The large and diverse North American pipeline universe includes traditional pipeline companies and MLPs with strong business fundamentals and growth opportunities. We target pipeline companies with infrastructure project opportunities to connect new areas of oil and gas supply with areas of demand.

  Satisfy what we view as a market need for an open-ended product that we believe efficiently invests in the sector — We believe the Fund’s structure provides efficiency through its traditional flow-through structure with daily liquidity at NAV and no taxation at the Fund level. The Fund also provides investors a single 1099 annually (no K-1s) as well as no unrelated business taxable income, making it suitable to own in an IRA. We believe the Fund provides a transparent, relevant and compelling investment option for those seeking access to other pipeline and MLP investments.

Pipeline Sector Update

Pipeline assets provide essential services for our everyday lives — we need to drive our cars, heat and cool our homes and power our factories. As a result, relatively inelastic demand and fee-based cash flows have led to pipeline financial stability over various market and business cycles. Uncertainty related to European stability and fiscal imbalances should have a relatively muted impact on the sector’s underlying long-term business fundamentals.

Additionally, due to technology advances in combination with vast natural resources, we believe we are experiencing a new chapter in North American energy. Over the past three years, large global energy companies invested over $110 billion in North American shale-related acquisitions. We believe these investments validate the long-term value of the North American energy production opportunity.

From this rising domestic investment may stem potential growth opportunities for pipeline transportation companies. Substantial pipeline infrastructure is needed to take energy from expanding supply areas to growing areas of demand. Tortoise estimates that more than $23 billion was invested in 2011 and an additional $75 billion will be invested through 2015 in pipeline infrastructure projects. These are traditionally projects with committed long-term contracts in place prior to pipeline construction. In our view, pipeline infrastructure represents a particularly attractive investment opportunity as the production of domestic crude oil and natural gas continues to expand.

We believe the Fund is well-positioned to access the opportunities across the entire North American pipeline sector. We view the current backdrop as a very promising and exciting period of U.S. energy growth. We appreciate your confidence and trust.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise MLP & Pipeline Fund

Table of contents

Fund Information	3

Performance Discussion	5

Financial Statements	8

Notes to Financial Statements	12

Additional Information	14

Contacts	15

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Semi-Annual Report	3

Fund Information at May 31, 2012 (unaudited)

Basic fund facts

Investment objective: Total Return

Structure: Regulated Investment Company

	Institutional		Investor
Ticker	TORIX		TORTX

Net Expense Ratio (1)	1.11%		1.36%

Redemption Fee	None		None

Maximum Sales Load	None	(2)	5.75%	(3)

(1)	Tortoise has contractually agreed to reimburse the Fund, for at least one year, for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxed and extraordinary expenses) do not exceed 1.35% of the average daily net assets of the Investor Class and 1.10% of the average daily net assets of the Institutional Class.

(2)	While the institutional class is no load, advisory and other expenses still apply.

(3)	You may qualify for sales charge discounts if you invest at least $50,000.

Investment features

Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

MLP & pipeline focus. Real, long-lived, essential assets

Efficient structure. Traditional flow-through mutual fund with daily liquidity at NAV

Investor simplicity. One 1099, no K-1s, no unrelated business taxable income, IRA suitability

Growth opportunities. Infrastructure projects connecting new areas of supply and demand

Experienced MLP adviser. Pioneering MLP investment firm with $7.5 billion in AUM as of 5/31/12

Top ten holdings (% of net assets)
1.	Williams Companies, Inc.	8.6%
2.	Kinder Morgan, Inc.	7.3%
3.	ONEOK, Inc.	7.2%
4.	Enbridge, Inc.	6.8%
5.	NiSource, Inc.	6.8%
6.	Spectra Energy Corp.	6.3%
7.	CenterPoint Energy, Inc.	4.4%
8.	TransCanada Corp.	4.3%
9.	Questar Corp.	3.4%
10.	EQT Corp.	2.9%

Targeted investment characteristics

The Fund’s targeted investments will generally have the following characteristics

  Strategic assets that fuel the economy
  Diversified asset bases
  Limited direct commodity price exposure
  History of predictable, recurring cash flows
  Total return potential through growth and current income
  Experienced management teams

Portfolio statistics

By ownership structure

By asset type

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

4	2012 Semi-Annual Report

Mutual fund investing involves risk. Principal loss is possible. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/ or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the Fund differs from that of a direct investment in an MLP by an investor. Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice. Investments in non-US companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may also write call options which may limit the Fund’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Semi-Annual Report	5

Performance Discussion (unaudited)

This is our semi-annual report and reflects the period from Dec. 1, 2011 through May 31, 2012. The performance of the Tortoise MLP & Pipeline Fund’s institutional and investor share classes for the periods ending May 31, 2012 were as follows:

Total Return
				Since	Gross
				Inception	Expense
	Class	6 Month	1 Year	(5/31/11)	Ratio
TORIX	Institutional	7.25%	18.94%	18.94%	3.91%
TORTX	Investor (excluding load)	7.03%	18.37%	18.37%	4.16%
TORTX	Investor (maximum load)	0.92%	11.57%	11.57%	4.16%
S&P 500® Index(1)		6.23%	-0.41%	-0.41%

Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. If reflected, the load would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-Fund (855-822-3863).

(1)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

Global uncertainty dominated the last month of our second fiscal quarter ended May 31, 2012, with European turmoil taking center stage. This uncertainty did not discriminate between high quality and low quality over the short-term. As a result, equity markets including the energy sector, were sharply lower in the month of May.

While the short-term market environment also impacted pipeline companies to a lesser degree, they have demonstrated their resiliency across several cycles. We believe the businesses of pipeline companies remain strong, anchored in the essential nature of their services to our everyday lives. As a result of volume-based fees or reservation charges paid to transport energy resources through pipelines, the pipeline companies targeted by the fund have generally provided predictable cash flows across a variety of economic environments.

The top contributors to the Fund’s performance during the six month period ending May 31, 2012 were natural gas pipeline companies with solid investment grade profiles and a favorable growth outlook. Natural gas pipeline companies benefited from increased production and new technology that has provided unprecedented access to our nation’s shale gas reserves. This growth has resulted in volume strength, particularly in liquids-rich shales, new pipeline construction and expansions and contract stability.

Another positive contributor during the period was the performance of crude oil companies, driven by higher volumes due to greater domestic production. These companies have also experienced a surge in production over the last year, due to continued innovation and new technology that makes it possible to access vast quantities of crude oil that were previously beyond our reach. In fact, in March 2012, the United States produced more than 6.2 million barrels of crude oil a day —the highest level in 14 years.

In addition, our holdings have been positively impacted by an increase in pipeline merger and acquisition activity. Notably, Kinder Morgan Inc.’s $38 billion acquisition of El Paso Corp. closed during the quarter, creating the largest midstream company in North America.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

6	2012 Semi-Annual Report

Value of $1,000,000 vs S&P 500 Index (unaudited)

Since inception on May 31, 2011 through May 31, 2012

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through May 31, 2012.

Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be obtained through the most recent month-end by calling 855-TCA-Fund (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500 Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Semi-Annual Report	7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2011 to May 31, 2012.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/11)	(05/31/12)	(12/01/11 – 05/31/12)
Tortoise MLP & Pipeline Investor
Class Actual(2)	$1,000.00	$1,070.30	$6.99

Tortoise MLP & Pipeline Investor
Class Hypothetical (5% return
before expenses)	$1,000.00	$1,018.25	$6.81

Tortoise MLP & Pipeline
Institutional Class Actual(2)	$1,000.00	$1,072.50	$5.70

Tortoise MLP & Pipeline
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.50	$5.55

(1)	Expenses are equal to the fund’s annualized expense ratio for the six-month period of 1.35% and 1.10% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year/366 (to reflect the one-half year period).
(2)	Based on the actual returns for the six-month period ended May 31, 2012 of 7.03% and 7.25% for the Investor Class and Institutional Class, respectively.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

8	2012 Semi-Annual Report

Schedule of Investments (unaudited)
May 31, 2012

	Shares	Fair Value
Common Stock — 70.3%(1)

Canadian Crude/Refined Products Pipelines — 9.3%(1)
Enbridge, Inc.	216,000	$8,516,880
Pembina Pipeline Corp.	112,900	3,042,075
		11,558,955

Canadian Natural Gas Pipelines — 5.8%(1)
Keyera Corp.	44,900	1,827,995
TransCanada Corp.	131,000	5,360,520
		7,188,515

United States Crude/Refined Products Pipelines — 7.3%(1)
Kinder Morgan, Inc.	265,745	9,085,849

United States Local Distribution Pipelines — 11.2%(1)
CenterPoint Energy, Inc.	272,300	5,508,629
NiSource, Inc.	338,100	8,482,929
		13,991,558

United States Natural Gas Gathering Pipelines — 2.1%(1)
Targa Resources Corp.	59,700	2,647,098

United States Natural Gas Pipelines — 30.3%(1)
EQT Corp.	78,300	3,631,554
National Fuel Gas Co.	55,400	2,394,942
ONEOK, Inc.	108,109	8,971,966
Questar Corp.	210,937	4,233,506
Spectra Energy Corp.	274,200	7,872,282
Williams Companies, Inc.	353,400	10,789,302
		37,893,552

United States Other Energy Infrastructure — 4.3%(1)
CMS Energy Corp.	51,600	1,202,280
Dominion Resources, Inc.	22,900	1,192,174
Sempra Energy	18,400	1,196,184
Wisconsin Energy Corp.	47,500	1,797,400
		5,388,038
Total Common Stock
(Cost $91,911,009)		87,753,565

Master Limited Partnerships — 21.9%(1)

United States Crude/Refined Products Pipelines — 9.0%(1)
Buckeye Partners, L.P.	37,500	1,782,000
Holly Energy Partners, L.P.	10,000	565,700
Magellan Midstream Partners, L.P.	43,450	2,989,794
Oiltanking Partners LP	19,680	612,048
Plains All American Pipeline, L.P.	45,700	3,588,821
Sunoco Logistics Partners L.P.	33,600	1,131,648
Tesoro Logistics LP	17,200	542,316
		11,212,327

United States Natural Gas Gathering Pipelines — 4.3%(1)
Chesapeake Midstream Partners LP	63,200	1,581,896
MarkWest Energy Partners LP	22,732	1,089,772
Targa Resources Partners LP	29,600	1,160,912
Western Gas Partners LP	33,300	1,468,197
		5,300,777

United States Natural Gas Pipelines — 8.6%(1)
Energy Transfer Equity, L.P.	15,500	563,115
Enterprise Products Partners L.P.	72,600	3,539,976
ONEOK Partners, L.P.	41,953	2,290,634
Regency Energy Partners LP	40,100	862,952
Williams Partners LP	66,510	3,518,379
		10,775,056
Total Master Limited Partnerships
(Cost $27,964,014)		27,288,160

Warrants — 0.4%(1)

United States Crude/Refined Products Pipelines — 0.4%(1)
Kinder Morgan, Inc. (exercise price: $40.00,
expiration: 05/25/2017)(2)
(Cost $365,239)	234,688	535,089

Short-Term Investment — 2.1%(1)

United States Investment Company — 2.1%(1)
Fidelity Institutional Money Market
Portfolio, 0.19%(3)
(Cost $2,656,554)	2,656,554	2,656,554
Total Investments — 94.7%(1)
(Cost $122,896,816)		118,233,368
Other Assets and Liabilities, Net — 5.3%(1)		6,647,453
Total Net Assets — 100.0%(1)		$124,880,821

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2012.

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Semi-Annual Report	9

Statement of Assets & Liabilities (unaudited)
May 31, 2012

Assets:
Investments, at fair value (cost $122,896,816)	$118,233,368
Receivable for investment securities sold	6,819,430
Dividends & interest receivable	252,483
Receivable for capital shares sold	1,468,784
Receivable for Adviser expense reimbursement	6,674
Prepaid expenses	51,904
Total assets	126,832,643
Liabilities:
Payable for investment securities purchased	1,775,729
Payable for capital shares redeemed	42,593
Payable to Adviser	85,029
Payable to Affiliates	27,922
Accrued expenses	16,897
Accrued distribution fees	3,652
Total liabilities	1,951,822
Net Assets	$124,880,821

Net Assets Consist of:
Capital stock	$120,739,771
Undistributed net investment income	472,281
Accumulated net realized gain on investments	8,333,853
Net unrealized depreciation of investments
and translations of foreign currency	(4,665,084)
Net Assets	$124,880,821

	Investor Class	Institutional Class
Net Assets	$18,179,947	$106,700,874
Shares issued and outstanding(1)	1,544,173	9,030,376
Net asset value, redemption price
and minimum offering price
per share	$11.77	$11.82
Maximum offering price per share
($11.77/0.9425)	$12.49	N/A

(1)	Unlimited shares authorized

Statement of Operations (unaudited)
For the six months ended May 31, 2012

Investment Income:
Dividends from common stocks	$905,836
Less: foreign taxes withheld	(27,577)
Net dividend income from common stocks	878,259
Distributions received from master
limited partnerships	544,283
Less: return of capital on distributions	(517,145)
Net distribution income from master
limited partnerships	27,138
Interest income	2,391
Total investment income	907,788
Expenses:
Advisory fees	322,512
Fund administration & accounting fees	42,847
Transfer agent fees & expenses	28,643
Federal & state registration fees	23,095
Custody fees	22,738
Audit & tax fees	16,104
Distribution fees — Investor Class	14,495
Trustee fees	7,783
Legal fees	6,350
Compliance fees	6,039
Other	4,490
Shareholder communication fees	3,782
Total expenses before reimbursement	498,878
Less: expense reimbursement by Adviser	(67,014)
Net expenses	431,864
Net Investment Income	475,924
Realized and Unrealized Gain (Loss)
of Investments and Translations
of Foreign Currency:
Net realized gain on investments, including
foreign currency gain	8,500,578
Net change in unrealized depreciation
of investments and translations of
foreign currency	(6,258,647)
Net Realized and Unrealized Gain on
Investments and Translations of
Foreign Currency	2,241,931
Net Increase in Net Assets Resulting
from Operations	$2,717,855

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

10	2012 Semi-Annual Report

Statement of Changes in Net Assets

	Six Months Ended May 31, 2012	Period from May 31, 2011(1) to November 30, 2011
	(unaudited)
Operations
Net investment income	$475,924	$75,745
Net realized gain (loss) on investments, including foreign currency gain (loss)	8,500,578	(76,450)
Net change in unrealized appreciation (depreciation) of investments
and translations of foreign currency	(6,258,647)	1,593,563
Net increase in net assets resulting from operations	2,717,855	1,592,858
Capital Share Transactions
Investor Class:
Proceeds from shares sold	17,359,717	4,428,702
Proceeds from reinvestment of distributions	22,381	–
Payments for shares redeemed	(877,400)	(3,097,490)
Increase in net assets from Investor Class transactions	16,504,698	1,331,212
Institutional Class:
Proceeds from shares sold	87,580,116	18,672,554
Proceeds from reinvestment of distributions	128,422	–
Payments for shares redeemed	(3,079,931)	(397,300)
Increase in net assets from Institutional Class transactions	84,628,607	18,275,254
Net increase in net assets resulting from capital share transactions	101,133,305	19,606,466
Distributions to Shareholders
From net investment income
Investor Class	(11,159)	–
Institutional Class	(76,378)	–
From net realized gains
Investor Class	(12,132)	–
Institutional Class	(69,994)	–
Total distributions to shareholders	(169,663)	–
Total Increase in Net Assets	103,681,497	21,199,324

Net Assets
Beginning of period	21,199,324	–
End of period (including undistributed net investment income of
$472,281 and $83,894, respectively)	$124,880,821	$21,199,324

Transactions in Shares
Shares sold — Investor Class	1,499,498	438,256
Shares issued to holders in reinvestment of dividends — Investor Class	1,964	–
Shares redeemed — Investor Class	(75,235)	(320,310)
Net increase	1,426,227	117,946
Shares sold — Institutional Class	7,488,595	1,831,694
Shares issued to holders in reinvestment of dividends — Institutional Class	11,235	–
Shares redeemed — Institutional Class	(262,772)	(38,376)
Net increase	7,237,058	1,793,318

(1)	Inception date of the Fund.

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Semi-Annual Report	11

Financial Highlights

	Investor Class		Institutional Class
	Six Months Ended May 31, 2012	Period from May 31, 2011(1) to November 30, 2011	Six Months Ended May 31, 2012	Period from May 31, 2011(1) to November 30, 2011
	(unaudited)		(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$11.06	$10.00	$11.09	$10.00
Investment operations:
Net investment income(3)	—	0.06	0.04	0.04
Net realized and unrealized gain on investments
and translations of foreign currency(3)	0.77	1.00	0.76	1.05
Total from investment operations	0.77	1.06	0.80	1.09
Less distributions
Dividends from net investment income	(0.03)	–	(0.04)	–
Dividends from net capital gains	(0.03)	–	(0.03)	–
Total distributions	(0.06)	–	(0.07)	–
Net asset value, end of period	$11.77	$11.06	$11.82	$11.09
Total Return(4)(5)	7.03%	10.60%	7.25%	10.90%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$18,180	$1,305	$106,701	$19,895
Ratio of expenses to average net assets:
Before expense reimbursement(6)	1.53%	4.15%	1.28%	3.90%
After expense reimbursement(6)	1.35%	1.35%	1.10%	1.10%
Ratio of net investment income to average net assets:
Before expense reimbursement(6)	0.86%	(1.72)%	1.11%	(1.44)%
After expense reimbursement(6)	1.04%	1.08%	1.29%	1.36%
Portfolio turnover rate(5)	24%	46%	24%	46%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	The per common share data for the period from May 31, 2011 to November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Total return does not reflect sales charges.
(5)	Not annualized.
(6)	Annualized.

See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

12	2012 Semi-Annual Report

Notes to Financial Statements (unaudited)
May 31, 2012

1. Organization

Tortoise MLP & Pipeline Fund (the “Fund”) is a non-diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Fund commenced operations on May 31, 2011.

The Fund offers two classes of shares: the Investor Class and the Institutional Class. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation — The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1	—	Quoted prices in active markets for identical assets or liabilities

Level 2	—	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	—	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of May 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common stock	$87,753,565	$—	$—	$87,753,565
Master limited
partnerships	27,288,160	—	—	27,288,160
Warrants	535,089	—	—	535,089
Short-term investments	2,656,554	—	—	2,656,554
Total investments
in securities	$118,233,368	$—	$—	$118,233,368

Refer to the Fund’s Schedule of Investments for additional information. Transfers between levels are recognized at the beginning of the reporting period. During the period ended May 31, 2012, the Fund recognized no transfers between levels.

Federal income taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of May 31, 2012, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine all the tax returns filed for the last three years.

Security transactions, income and distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual

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2012 Semi-Annual Report	13

Notes to Financial Statements (unaudited) (continued)

character of these distributions is not known until after the fiscal year end of the Fund.

For the period from May 31, 2011 through November 30, 2011, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Fund has estimated approximately 7 percent of total distributions as investment income and approximately 93 percent as return of capital.

Subsequent to November 30, 2011, the Fund reallocated the amount of investment income and return of capital it recognized for the period from May 31, 2011 through November 30, 2011 based on the 2011 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $5,700, an increase in unrealized appreciation of investments of approximately $4,600, and an increase in realized gains of approximately $1,100 for the period from December 1, 2011 through May 31, 2012.

Dividends and distributions to common stockholders will be recorded on the ex-dividend date. The character of dividends and distributions made during the year may differ from their ultimate characterization for federal income tax purposes.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration of risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLPs and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

4. Investment advisory fee and other transactions with affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.35% and 1.10% of average daily net assets of the Fund’s Investor Class shares and Institutional Class shares, respectively. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement is in effect through at least March 29, 2013, subject thereafter to termination at any time with 60 days written notice and approval by the Trust’s Board of Trustees through April 30, 2013. Prior to March 29, 2013, this Operating Expense Limitation Agreement cannot be terminated. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
11/30/2014	$160,013
11/30/2015	67,014

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and serves as the fund accountant. For the period ended May 31, 2012, the Fund incurred $42,847 in administration and fund accounting fees. At May 31, 2012, the Administrator was owed fees of $13,858 by the Fund.

USBFS also serves as the transfer agent to the Fund. For the period ended May 31, 2012, the Fund incurred $20,334 in transfer agent fees (excluding transfer agency out-of-pocket expenses). U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the period ended May 31, 2012, the Fund incurred $22,738 in custody fees. At May 31, 2012, fees of $4,401 and $7,858 were owed for transfer agency (excluding out-of-pocket expenses) and custody fees, respectively, by the Fund.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

The officers of the Trust are employees of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the period ended May 31, 2012, the Fund incurred $6,039 in compliance fees. At May 31, 2012, fees of $2,041 were owed by the Fund to the Chief Compliance Officer.

5. Distribution costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended May 31, 2012, the Investor Class incurred expenses of $14,495 pursuant to the Plan.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

14	2012 Semi-Annual Report

Notes to Financial Statements (unaudited)
(continued)

6. Investment transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended May 31, 2012, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$119,322,803	$17,010,172

As of November 30, 2011, the components of accumulated gains (losses) on a tax basis were as follows:

Cost of investments	$17,525,062
Gross unrealized appreciation	1,658,111
Gross unrealized depreciation	(216,089)
Net unrealized appreciation	1,442,022
Undistributed ordinary income	150,836
Undistributed long-term capital gain	—
Total distributable earnings	150,836
Other accumulated gains (losses)	—
Total accumulated earnings (losses)	$1,592,858

As of November 30, 2011, the Fund had no capital loss carryforwards.

As of May 31, 2012, the cost basis for investments for federal income tax purposes was as follows:

Cost of investments	$122,547,846
Gross unrealized appreciation	3,301,951
Gross unrealized depreciation	(7,616,429)
Net unrealized depreciation	$(4,314,478)

For the six months ended May 31, 2012, the Fund paid the following distributions to shareholders:

Ordinary	Short Term
Income	Capital Gains	Total
$87,537	$82,126	$169,663

7. Line of credit

Effective October 13, 2011, the Fund established a line of credit in the amount of $3,000,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the period ended May 31, 2012, the Fund did not draw upon the line of credit.

8. Report of the fund’s special shareholder meeting

A Special Meeting of Shareholders of the Fund took place on May 2, 2012 to approve a proposal to change the classification of the Fund from a diversified fund to a non-diversified fund.

All shareholders of record at the close of business on February 24, 2012 were entitled to vote. As of the record date, the Fund had 6,741,378 shares outstanding. Of the 4,262,974 shares present in person or by proxy at the meeting on May 2, 2012: 4,222,849 or 99.06% voted in favor of the proposal (representing 62.64% of total outstanding shares), 34,969 or 0.82% voted against the proposal, and 5,156 withheld from voting for the proposal. Accordingly, the proposal was approved.

9. Subsequent events

On July 11, 2012, the Fund filed for registration of a C Class share.

On July 16, 2012, the Fund received approval from the Trust’s Board of Trustees to increase the line of credit to $20,000,000.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items required recognition or disclosure.

Additional Information (unaudited)

Availability of fund portfolio information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of proxy voting information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified dividend income/dividends received deduction

For the fiscal period ended November 30, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended November 30, 2011 was 0.00% for the Fund.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2012 Semi-Annual Report	15

Contacts

Board of Trustees

Roel Campos, Esq.
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser

Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee

Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
David Schulte, CFA

Adviser Marketing Support

Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young LLP
1200 Main Street, Suite 2500
Kansas City, MO 64105

Transfer Agent, Fund Accountant
and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Fund Counsel

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, Maine 04104

855-TCA-FUND
(855-822-3863)

This report should be preceded or accompanied by a prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

Investment Adviser to
Tortoise MLP & Pipeline Fund

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 1, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 1, 2012

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	August 1, 2012

* Print the name and title of each signing officer under his or her signature.